SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2003 (January 22, 2003)

WHITE ELECTRONIC DESIGNS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 E. University Drive, Phoenix, Arizona (Address of Principal Executive Offices)	85034 (Zip Code)

(602) 437-1520
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-4.1
EX-99.1

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 22, 2003, White Electronic Designs Corporation, an Indiana corporation (“White”) completed its acquisition of Interface Data Systems, Inc., an Arizona corporation (“IDS”), by means of a merger of IDS Reorganization Corp., an Arizona corporation and wholly-owned subsidiary of White, with and into IDS pursuant to an Agreement and Plan of Reorganization dated as of January 22, 2003 (the “Merger Agreement”). The merger was effected by the filing of Articles of Merger and a Plan of Merger with the Arizona Corporation Commission on January 22, 2003.

     IDS designs and manufactures membrane keypads, silver flexible circuits, graphic overlays, sensors, electroluminescent lamps (EL), control panels, keypad/controller assemblies, and handheld and desktop electronic devices for original equipment manufacturers. Included within the assets acquired from IDS is a plant and equipment, located in Phoenix, Arizona, as well as a plant and equipment, located in Columbus, Ohio. White intends to continue to utilize the assets of IDS in the same manner that they were utilized prior to the merger.

     In consideration for the merger, White paid $9 million in cash, 577,595 shares of White common stock, and assumed options and warrants exercisable for 639,097 shares of White common stock. The former shareholders of IDS were also granted registration rights pursuant to an Indemnification and Release Agreement dated as of January 22, 2003 between White and all of the outstanding shareholders of IDS. White used available cash on hand to pay for the cash portion of the merger consideration. The issuance of White common stock was made without general solicitation or advertising pursuant to Section 4(2) of the Securities Act of 1933.

     The terms of the merger are more fully described in the Merger Agreement and the Indemnification and Release Agreement, which are filed as Exhibits 2.1 and 4.1, respectively. The Merger Agreement and Indemnification and Release Agreement are incorporated by reference into this Item 2 and the foregoing description is qualified in its entirety by reference to such Exhibits.

     A copy of the press release announcing the merger, dated January 23, 2003, is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired. White will file the financial statements required by Item 7(a) of Form 8-K as soon as practicable, but not later than March 24, 2003.

     (b)  Pro Forma Financial Information. White will file the financial information required by Item 7(b) of form 8-K as soon as practicable, but not later than March 24, 2003.

     (c)  Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated as of January 22, 2003 by and among White Electronic Designs Corporation, IDS Reorganization Corp. and Interface Data Systems, Inc.

4.1	Indemnification and Release Agreement dated as of January 22, 2003 by and among White Electronic Designs Corporation and all of the outstanding shareholders of Interface Data Systems, Inc.

99.1	Press Release dated January 23, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: January 24, 2003	By:	/s/ Hamid R. Shokrgozar

Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization dated as of January 22, 2003 by and among White Electronic Designs Corporation, IDS Reorganization Corp. and Interface Data Systems, Inc.

4.1	Indemnification and Release Agreement dated as of January 22, 2003 by and among White Electronic Designs Corporation and all of the outstanding shareholders of Interface Data Systems, Inc.

99.1	Press Release dated January 23, 2003.